(2_FIDELITY_LOGOS)FIDELITY

MID-CAP STOCK
FUND
ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    22  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   26  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   30  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998                PAST 1  LIFE OF
                                            YEAR    FUND

FIDELITY MID-CAP STOCK                      46.55%  145.61%

S&P MIDCAP 400 (REGISTERED TRADEMARK)       47.92%  129.82%

MID-CAP FUNDS AVERAGE                       42.28%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, unmanaged index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998   PAST 1  LIFE OF
                               YEAR    FUND

FIDELITY MID-CAP STOCK         46.55%  24.57%

S&P MIDCAP 400                 47.92%  22.56%

MID-CAP FUNDS AVERAGE          42.28%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Mid-Cap Stock               S&P MidCap 400
             00337                       SP004
  1994/03/29      10000.00                    10000.00
  1994/03/31       9780.00                     9827.50
  1994/04/30       9840.00                     9900.23
  1994/05/31       9890.00                     9806.17
  1994/06/30       9690.00                     9468.84
  1994/07/31       9930.00                     9789.83
  1994/08/31      10740.00                    10302.82
  1994/09/30      10990.00                    10110.16
  1994/10/31      11180.00                    10220.36
  1994/11/30      10720.00                     9759.42
  1994/12/31      10846.15                     9849.01
  1995/01/31      10927.24                     9951.54
  1995/02/28      11464.48                    10473.20
  1995/03/31      11860.51                    10654.91
  1995/04/30      12195.61                    10868.86
  1995/05/31      12378.39                    11131.13
  1995/06/30      12984.78                    11584.28
  1995/07/31      13715.88                    12188.63
  1995/08/31      14004.20                    12413.99
  1995/09/30      14302.82                    12714.91
  1995/10/31      14014.50                    12387.76
  1995/11/30      14539.66                    12928.73
  1995/12/31      14525.66                    12896.54
  1996/01/31      14977.57                    13083.66
  1996/02/29      15397.20                    13528.38
  1996/03/31      15386.44                    13690.45
  1996/04/30      15956.71                    14108.55
  1996/05/31      16666.85                    14299.30
  1996/06/30      16158.58                    14084.67
  1996/07/31      15221.85                    13131.84
  1996/08/31      16080.52                    13889.16
  1996/09/30      17073.01                    14494.72
  1996/10/31      16638.10                    14536.90
  1996/11/30      17429.86                    15355.77
  1996/12/31      17157.68                    15372.81
  1997/01/31      17731.94                    15949.91
  1997/02/28      17274.87                    15818.80
  1997/03/31      16325.58                    15144.44
  1997/04/30      16759.21                    15537.14
  1997/05/31      18165.57                    16895.71
  1997/06/30      19160.83                    17370.31
  1997/07/31      20672.56                    19090.14
  1997/08/31      20635.69                    19067.04
  1997/09/30      21704.96                    20163.01
  1997/10/31      20820.05                    19285.72
  1997/11/30      21164.18                    19571.54
  1997/12/31      21804.06                    20331.11
  1998/01/31      21673.42                    19944.00
  1998/02/28      23463.20                    21596.36
  1998/03/31      24665.11                    22570.36
  1998/04/30      24560.59                    22982.27
IMATRL PRASUN   SHR__CHT 19980430 19980506 160458 R00000000000053
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $24,561 - a 145.61% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,982 - an 129.82% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While the U.S. stock market's resolve
was tested repeatedly during the
12-month period that ended April 30,
1998, a strong domestic economy
helped stocks post impressive gains.
The Standard & Poor's 500 Index -
a measure of the U.S. stock market -
returned 41.07% during this time.
Early in the period, stocks of larger
companies were responsible for much
of the market's advance. In August
and September, stocks of smaller
companies joined in the fun. In fact,
the Russell 2000 Index - a general
measure of small-capitalization
stock performance - returned
42.40% during the 12-month period.
The tide turned in late October when
the Dow Jones Industrial Average
fell 550-plus points in one trading
session in response to an economic
crisis that was unfolding in
Southeast Asia. The shake-up in
global markets ignited a new "flight
to quality" - meaning investors
again sought out the liquidity and
stable earnings growth of large-cap
companies. Despite this volatility at
the end of 1997, the vibrant U.S.
economy helped the stock market
to achieve record gains in early
1998. In fact, the Dow itself closed
above 9000 for the first time in April.
The period ended on a positive note
when the Commerce Department
reported that gross domestic
product grew at a
stronger-than-expected rate of 4.2%
in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Katherine Collins, Portfolio Manager of Fidelity Mid-Cap Stock Fund
Q. HOW DID THE FUND PERFORM, KATHERINE?
A. During the 12 months that ended on April 30, 1998, the fund had a total return of 46.55%, compared to a 47.92% return for the Standard & Poor's MidCap 400 Index, and a 42.28% return for the mid-cap funds average monitored by Lipper Analytical Services.
Q. WHY DID THE FUND DO BETTER THAN ITS PEER GROUP, BUT TRAIL THE
INDEX?
A. Obviously, it was a great year for the market. One reason the fund slightly underperformed the S&P index was that for the full year I was underweighted in finance, one of the best-performing areas. However, the fund tended to outperform its mutual fund peers because it had fewer technology holdings than most of its competitors, and technology companies were especially hard-hit during the fourth quarter of 1997.
Q. WHAT WERE THE MOST IMPORTANT FACTORS INFLUENCING PERFORMANCE?
A. The single biggest factor was a very good market, spurred by a strong economy and low inflation. One important trend was consolidation. Leggett & Platt, the fund's second-largest holding at the end of the fiscal year, was a good example. The company manufactures furniture components and metal shelving. It is well managed and generates a lot of cash flow that it uses to acquire many smaller companies in its industry to increase its profitability. On a larger scale, the pharmaceutical and healthcare industries have experienced significant merger-and-acquisition activity. McKesson, the fund's largest holding, and Cardinal Health, two drug distributors, have benefited from acquiring other companies, taking advantage of increased operational efficiencies and generating increased profits. They also are able to service customers such as drug retailers much more efficiently.
Q. FINANCE WAS THE LARGEST AREA OF EMPHASIS AT THE END OF THE FISCAL YEAR, AT 14.1% OF PORTFOLIO ASSETS, EVEN THOUGH YOU INDICATED THE FUND WAS UNDERWEIGHTED THERE RELATIVE TO MARKET BENCHMARKS. WHAT WAS YOUR STRATEGY?
A. One of the things I did wrong in 1997 was not own more financial stocks. My thinking at the beginning of the year was that it was pretty late in the economic cycle, so I didn't want to rely too much on a continuation of good credit trends keeping the risks of lending low. In addition, stock valuations were at all-time highs for the sector. So, business was as good as it gets and valuations were as high as they get. That is usually a pretty risky combination. However, the economy remained strong; there were no problems with credit; and business consolidation continued and even accelerated. I continue to be cautious for the same reasons as a year ago. When investing in finance stocks, I am trying not to rely solely on takeovers. If I own an individual bank, I am counting on the company's strong fundamentals to cause the stock to rise. I am not counting on it being bought out.
Q. WHAT HAS BEEN YOUR STRATEGY IN INVESTING IN TECHNOLOGY COMPANIES? EVEN THOUGH YOU OWN FEWER TECHNOLOGY STOCKS THAN MANY COMPETITORS, THESE COMPANIES STILL COMPRISED ABOUT 11% OF PORTFOLIO ASSETS ON APRIL 30.
A. Over the past year, I have focused on companies with a service component - companies that could rely on regularly recurring revenues rather than solely on new product sales. Three examples are Keane, Compuware and America Online. The entire technology group suffered a price correction at the end of 1997 because of the feared impact of the Asian financial crisis. As a result, I looked for fundamentally sound companies with attractive stock valuations. An example was Linear Technology, a semi-conductor company.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Several stocks hurt performance, including three semiconductor equipment companies - Lam Research, Novellus, and Integrated Process Equipment. The fund owned all three through most of the period. The fund no longer owns Integrated Process. When the Asian financial crisis emerged late in 1997, all three companies were badly hit because of their dependence on Asia for significant parts of their business.
Q. WHAT IS YOUR OUTLOOK?
A. I am optimistic. Even after the strong performance of the past year, mid-cap stocks still are attractively priced. A study by Prudential Securities shows that the price of mid-cap stocks is at a 20-year low when compared to large-cap stocks on several valuation measures. At the same time, the earnings-growth patterns of mid-cap stocks are strong. I have more than 3,000 companies to look at in my investing universe. I believe I can continue to find good investment opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KATHERINE COLLINS ON THE
ISSUES TO CONSIDER IN
EVALUATING CORPORATE
MERGERS IN AN ERA OF
CONSOLIDATION:
"Right now, we are seeing
substantial business consolidation
across many industries. In
managing this fund, I am not just
buying every deal that is
announced. Some of the mergers
and acquisitions will not work.
"The key goes back to our strength
at Fidelity, which is research. We
try to be there before the merger
announcement and know both
companies in-depth and
independently. This enables me to
look at both sides of the story and
not just rely on the financial
projections. I need to understand
the companies' customer bases
and products and what can happen
to them after a merger. I need to be
able to ask operational questions
as well as financial questions.
"When a deal is announced, we ask
our analysts who have studied the
companies to get together and
examine the customers, products
and operations. This allows me to
ask more insightful questions. I try
to look at the financial projections
and analyze how a consolidated
company can meet these
projections by generating greater
revenues or by realizing cost
savings.
"For every three consolidations, one
may be okay, one may be a failure
and one may do very well. It is our
job to figure out in advance which
deals are most likely to do well. We
don't buy everything. Our analysis
depends on research, both before
and after merger announcements."
FUND FACTS
GOAL: long-term growth of
capital by investing mainly in
equity securities of companies
with medium-sized market
capitalizations
FUND NUMBER: 337
TRADING SYMBOL: FMCSX
START DATE: March 29, 1994
SIZE: as of April 30, 1998,
more than $1.8 billion
MANAGER: Katherine Collins,
since 1997; manager Fidelity
Advisor Mid Cap Fund, since
1997; Fidelity Select Leisure
Portfolio, Fidelity Select
Consumer Industries Portfolio,
1996-1997; Fidelity Select
Construction and Housing
Portfolio, 1992-1994; joined
Fidelity in 1990
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                           % OF FUND'S   % OF FUND'S INVESTMENTS
                           INVESTMENTS   IN THESE STOCKS
                                         6 MONTHS AGO

MCKESSON CORP.             1.8           1.8

LEGGETT & PLATT, INC.      1.6           1.8

SAFEWAY, INC.              1.4           0.7

CVS CORP.                  1.3           1.3

U.S. BANCORP               1.3           0.7

KEANE, INC.                1.2           1.2

OMNICOM GROUP, INC.        1.2           1.2

MEDTRONIC, INC.            1.1           0.7

CONSOLIDATED STORES CORP.  1.1           0.9

CARDINAL HEALTH, INC.      1.1           0.7

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE MARKET SECTORS
                                  6 MONTHS AGO

FINANCE             14.1          9.4

RETAIL & WHOLESALE  11.1          11.2

MEDIA & LEISURE     11.1          10.4

TECHNOLOGY          11.0          14.8

HEALTH              8.6           9.7

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 97.8
ROW: 1, COL: 2, VALUE: 2.2
STOCKS  95.4%
SHORT-TERM
INVESTMENTS 4.6%
FOREIGN
INVESTMENTS 1.6%
STOCKS  97.8%
SHORT-TERM
INVESTMENTS 2.2%
FOREIGN
INVESTMENTS 1.7%
ROW: 1, COL: 1, VALUE: 95.40000000000001
ROW: 1, COL: 2, VALUE: 4.6
*
**
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.4%
AEROSPACE & DEFENSE - 1.6%
AAR Corp.   200,200 $ 5,244
Alliant Techsystems, Inc. (a)  123,700  7,909
Gulfstream Aerospace Corp. (a)  230,100  9,650
Harsco Corp.   163,100  7,503
  30,306
DEFENSE ELECTRONICS - 0.5%
Litton Industries, Inc. (a)  87,700  5,262
Raytheon Co. Class A  72,000  3,974
  9,236
SHIP BUILDING & REPAIR - 0.3%
Avondale Industries, Inc. (a)  234,300  6,296
TOTAL AEROSPACE & DEFENSE   45,838
BASIC INDUSTRIES - 5.3%
CHEMICALS & PLASTICS - 3.0%
Cytec Industries, Inc. (a)  160,900  8,809
Hanna Co.   316,100  7,251
Ivex Packaging Corp.   383,400  9,297
MacDermid, Inc.   155,400  4,652
Sealed Air Corp. (a)  192,700  12,080
Spartech Corp.  297,100  6,295
Valspar Corp.  182,900  7,293
  55,677
IRON & STEEL - 0.2%
Nucor Corp.   18,900  1,133
Steel Dynamics, Inc. (a)  137,900  3,154
  4,287
PACKAGING & CONTAINERS - 1.4%
Owens-Illinois, Inc. (a)  397,600  15,730
Silgan Holdings, Inc. (a)  293,300  10,266
  25,996
PAPER & FOREST PRODUCTS - 0.7%
Champion International Corp.   35,400  1,905
Georgia-Pacific Corp.   35,100  2,709
Jefferson Smurfit Corp. (a)  132,500  2,733
Pentair, Inc.   137,800  5,960
  13,307
TOTAL BASIC INDUSTRIES   99,267
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 5.3%
BUILDING MATERIALS - 2.8%
Armstrong World Industries, Inc.   179,400 $ 15,384
Carlisle Companies, Inc.   120,100  6,095
Chart Industries, Inc.   78,000  2,194
Dayton Superior Corp. Class A (a)  176,700  3,534
Elcor Corp.   413,550  11,502
Lone Star Industries, Inc.  62,500  5,164
Mark IV Industries, Inc.   204,650  4,310
Medusa Corp.   92,000  5,658
  53,841
CONSTRUCTION - 1.8%
Centex Corp.   131,700  4,577
Jacobs Engineering Group, Inc. (a)  218,900  7,306
Lennar Corp.   136,581  3,747
Oakwood Homes Corp.   344,650  9,715
Toll Brothers, Inc. (a)  125,500  3,498
Walter Industries, Inc. (a)  258,600  5,334
  34,177
REAL ESTATE - 0.1%
LNR Property Corp.   98,000  2,622
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Bedford Property Investors, Inc.   59,500  1,156
Brandywine Realty Trust   81,300  1,850
Duke Realty Investors, Inc.   117,400  2,796
Home Properties of NewYork, Inc.   35,500  952
Kimco Realty Corp.   37,000  1,370
SL Green Realty Corp.  96,700  2,320
  10,444
TOTAL CONSTRUCTION & REAL ESTATE   101,084
DURABLES - 6.5%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Pep Boys-Manny, Moe & Jack  119,400  2,597
CONSUMER ELECTRONICS - 0.4%
Black & Decker Corp.   122,500  6,324
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
HOME FURNISHINGS - 3.7%
Bassett Furniture Industries, Inc.   128,200 $ 4,006
Ethan Allen Interiors, Inc.   102,100  5,201
Furniture Brands International, Inc. (a)  247,400  7,267
Haverty Furniture Companies, Inc.   111,800  2,474
Knoll, Inc.   296,200  10,311
Leggett & Platt, Inc.   590,100  30,648
Miller (Herman), Inc.   139,600  4,214
Steelcase, Inc. Class A   155,900  5,398
  69,519
TEXTILES & APPAREL - 2.3%
Culp, Inc.   184,800  3,511
Kellwood Co.   207,400  6,624
Mohawk Industries, Inc. (a)  538,300  16,620
Unifi, Inc.  334,850  12,829
Westpoint Stevens, Inc. Class A (a)  117,500  3,936
  43,520
TOTAL DURABLES   121,960
ENERGY - 3.3%
ENERGY SERVICES - 0.7%
R&B Falcon Corp. (a)  179,780  5,763
Transocean Offshore, Inc.  78,294  4,375
Weatherford Enterra, Inc. (a)  57,500  2,879
  13,017
OIL & GAS - 2.6%
Burlington Resources, Inc.   29,300  1,377
Cabot Oil & Gas Corp. Class A  35,200  825
Cooper Cameron Corp. (a)  61,900  4,112
EVI, Inc. (a)  91,500  4,872
Enron Oil & Gas Co.   169,800  3,969
Nuevo Energy Corp. (a)  210,750  7,508
Ocean Energy, Inc. (a)  327,232  8,017
Renaissance Energy Ltd. (a)  188,100  3,621
Tosco Corp.  200,700  7,150
Valero Energy Corp.  268,500  8,693
  50,144
TOTAL ENERGY   63,161
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 14.1%
BANKS - 7.9%
AmSouth Bancorp.  155,100 $ 9,674
Banc One Corp.   138,370  8,138
Comerica, Inc.   271,000  18,140
Compass Bancshares, Inc.   106,200  5,151
Crestar Financial Corp.   118,100  7,064
Marshall & Ilsley Corp.   76,200  4,458
National City Corp.   74,700  5,173
North Fork Bancorp., Inc.   513,588  19,067
Providian Financial Corp.   41,200  2,480
Southwest Bancorporation Texas, Inc. (a)  152,100  6,084
Star Banc Corp.  100,700  6,363
Sterling Bancshares, Inc.  44,250  774
Texas Regional Bancshares, Inc. Class A  168,900  5,574
U.S. Bancorp  189,256  24,036
Wells Fargo & Co.   29,300  10,797
Westamerica Bancorporation  173,100  5,712
Zions Bancorp   187,900  9,606
  148,291
CREDIT & OTHER FINANCE - 1.4%
Associates First Capital Corp.   188,400  14,083
Heller Financial, Inc.   5,800  157
Household International, Inc.   96,600  12,697
  26,937
INSURANCE - 4.4%
AFLAC, Inc.   225,900  14,683
Allmerica Financial Corp.   182,000  11,397
AMBAC, Inc.   93,800  5,316
Capital Re Corp.   29,300  2,163
Chubb Corp. (The)  35,200  2,779
HCC Insurance Holdings Inc.   171,700  3,734
Hartford Life, Inc. Class A  29,200  1,444
Horace Mann Educators Corp.  23,900  822
Life RE Corp.   29,300  2,110
MBIA, Inc.   81,400  6,074
Nationwide Financial Services, Inc. Class A  40,800  1,770
Paula Financial  162,600  3,902
Progressive Corp  41,000  5,553
Protective Life Corp  65,500  2,432
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Provident Companies, Inc.   52,600 $ 2,055
Reliastar Financial Corp.  119,200  5,439
SunAmerica, Inc.  69,100  3,451
UNUM Corp.  143,740  7,726
  82,850
SAVINGS & LOANS - 0.4%
Richmond County Financial Corp.  114,300  2,243
TCF Financial Corp  35,200  1,146
Webster Financial Corp. Waterbury, Conn  137,200  4,648
  8,037
TOTAL FINANCE   266,115
HEALTH - 8.6%
DRUGS & PHARMACEUTICALS - 0.6%
Barr Laboratories, Inc. (a)  118,500  4,807
Cytyc Corp. (a)  161,600  2,343
Rexall Sundown, Inc. (a)  133,000  4,248
  11,398
MEDICAL EQUIPMENT & SUPPLIES - 5.7%
Bard (C.R.), Inc.   129,200  4,627
Cardinal Health, Inc.   212,200  20,424
Cyberonics Inc. (a)  58,700  1,409
Guidant Corp.   176,700  11,817
InControl, Inc. (a)  313,500  1,705
McKesson Corp.  486,300  34,375
Medtronic, Inc.   410,300  21,592
Sybron International Corp. (a)  381,050  10,098
Young Innovations, Inc.   131,700  2,140
  108,187
MEDICAL FACILITIES MANAGEMENT - 2.3%
HEALTHSOUTH Corp. (a)  509,050  15,367
Health Management Associates, Inc. Class A (a)  589,750  18,577
Hooper Holmes, Inc.   64,400  1,517
Tenet Healthcare Corp. (a)  175,800  6,582
  42,043
TOTAL HEALTH   161,628
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HOLDING COMPANIES - 0.5%
Triarc Companies, Inc. Class A (a)  383,500 $ 9,899
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
ELECTRICAL EQUIPMENT - 1.4%
General Electric Co.   77,600  6,605
Kuhlman Corp.   179,300  8,786
Loral Space & Communications Ltd. (a)  193,200  6,050
VWR Corp. (a)  172,100  5,658
  27,099
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
Cooper Industries, Inc.   136,800  9,148
Gorman Rupp Co.   146,600  2,950
Kaydon Corp.   119,900  5,253
PRI Automation, Inc.  173,000  4,628
Stanley Works  303,900  15,556
Tyco International Ltd.  262,160  14,288
  51,823
POLLUTION CONTROL - 2.0%
American Disposal Services, Inc. (a)  197,700  7,926
Eastern Environmental Services Inc. (a)  292,800  7,649
Thermo Instrument Systems, Inc. (a)  107,850  3,182
USA Waste Services, Inc. (a)  381,792  18,732
  37,489
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   116,411
MEDIA & LEISURE - 11.1%
BROADCASTING - 3.9%
CBS Corp.   195,800  6,975
Chum Ltd. Class B  58,800  2,260
Clear Channel Communications, Inc. (a)  208,100  19,613
Cox Communications, Inc. Class A (a)  94,200  4,204
Jacor Communications, Inc. Class A (a)  195,600  11,125
PanAmSat Corp. (a)  58,600  3,424
RCN Corp.  119,600  2,706
Tele-Communications, Inc. (TCI Ventures Group),
Series A (a)  64,200  1,047
USA Networks, Inc. (a)  381,900  9,380
Westwood One, Inc. (a)  410,700  12,321
  73,055
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 1.8%
Carnival Cruise Lines, Inc. Class A  101,100 $ 7,033
Cinar Films, Inc. Class B (sub-vtg.) (a)  245,000  4,708
Pixar (a)  111,100  4,611
Premier Parks, Inc. (a)  324,400  18,045
  34,397
LEISURE DURABLES & TOYS - 1.8%
Callaway Golf Co.   108,200  2,948
Harley-Davidson, Inc.   477,000  17,172
Mattel, Inc.   387,700  14,854
  34,974
LODGING & GAMING - 0.4%
Promus Hotel Corp.(a)  172,500  7,795
PUBLISHING - 2.1%
Applied Graphics Technologies, Inc. (a)  58,700  2,935
Harcourt General, Inc.   72,700  3,794
Meredith Corp.   200,600  8,626
Times Mirror Co. Class A  105,600  6,461
Tribune Co.  158,300  10,448
US WEST Media Group (a)  184,400  6,961
  39,225
RESTAURANTS - 1.1%
CKE Restaurants, Inc.   256,035  8,865
Papa John's International, Inc. (a)  145,700  6,083
Starbucks Corp. (a)  116,300  5,597
  20,545
TOTAL MEDIA & LEISURE   209,991
NONDURABLES - 5.4%
AGRICULTURE - 1.1%
DEKALB Genetics Corp. Class B  29,500  2,012
Delta & Pine Land Co.   225,300  10,377
Michael Foods, Inc.  172,500  5,046
Northland Cranberries, Inc. Class A  177,600  2,964
  20,399
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
BEVERAGES - 0.4%
Coca-Cola Enterprises, Inc.   142,100 $ 5,364
Coors (Adolph) Co. Class B  37,600  1,344
  6,708
FOODS - 2.0%
Dean Foods Co.   262,200  12,290
Flowers Industries, Inc.   168,200  3,595
Interstate Bakeries Corp.  250,600  7,941
Omega Protein Corp.   61,000  1,067
Pilgrims Pride Corp.   108,400  1,843
Suiza Foods Corp. (a)  172,200  10,203
  36,939
HOUSEHOLD PRODUCTS - 1.9%
Alberto-Culver Co. Class A  584,900  15,646
Brady (W.H.) Co. Class A  348,000  10,614
Church & Dwight Co., Inc.   271,300  8,359
Revlon, Inc. Class A (a)  35,500  1,862
  36,481
TOBACCO - 0.0%
RJR Nabisco Holdings Corp.   29,200  812
TOTAL NONDURABLES   101,339
RETAIL & WHOLESALE - 11.1%
APPAREL STORES - 2.1%
BON-TON Stores, Inc. (a)  175,100  2,867
Charming Shoppes, Inc. (a)  182,100  848
Payless ShoeSource, Inc. (a)  30,600  2,188
Stage Stores, Inc. (a)  295,000  15,174
TJX Companies, Inc.  432,950  19,158
  40,235
DRUG STORES - 1.6%
CVS Corp.   336,759  24,836
Walgreen Co.   132,400  4,568
  29,404
GENERAL MERCHANDISE STORES - 3.2%
Consolidated Stores Corp. (a)  516,932  20,677
Dollar Tree Stores (a)  243,350  13,202
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Kohls Corp.   1,200 $ 50
Meyer (Fred), Inc.   82,200  3,689
Michaels Stores, Inc. (a)  277,200  8,385
Proffitts, Inc. (a)  364,100  14,473
  60,476
GROCERY STORES - 2.6%
Dominick's Supermarkets, Inc. (a)  19,700  789
Great Atlantic & Pacific Tea Co., Inc.   82,500  2,568
Hannaford Brothers Co.   165,700  7,363
Safeway, Inc. (a)  705,800  26,997
U.S. Foodservice, Inc. (a)  333,090  11,762
  49,479
RETAIL & WHOLESALE, MISCELLANEOUS - 1.6%
Action Performance Companies, Inc. (a)  161,800  5,602
Brylane, Inc. (a)  119,800  7,038
800-JR CIGAR, Inc.   83,600  1,808
Tandy Corp.  204,000  10,149
Zale Corp.(a)  202,700  6,106
  30,703
TOTAL RETAIL & WHOLESALE   210,297
SERVICES - 4.6%
ADVERTISING - 1.3%
Interpublic Group of Companies, Inc.   41,900  2,676
Omnicom Group, Inc.   467,800  22,162
  24,838
PRINTING - 0.5%
Donnelley (R.R.) & Sons Co.   141,000  6,213
Schawk, Inc. Class A  158,100  2,530
  8,743
SERVICES - 2.8%
AccuStaff, Inc. (a)  274,500  9,848
Administaff, Inc. (a)  71,300  3,075
Borg Warner Security Corp. (a)  393,500  8,018
Computer Horizons Corp. (a)  179,200  6,798
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - CONTINUED
Medaphis Corp. (a)  156,100 $ 1,434
Medpartners, Inc. (a)  252,500  2,588
Personnel Group of America, Inc. (a)  93,000  1,848
Pittston Co. (Brinks Group)   185,500  7,258
Service Corp. International  211,600  8,729
Snyder Communications, Inc. (a)  72,600  3,086
  52,682
TOTAL SERVICES   86,263
TECHNOLOGY - 11.0%
COMMUNICATIONS EQUIPMENT - 1.0%
Aspect Telecommunications Corp. (a)  226,900  6,523
DSC Communications Corp. (a)  130,300  2,345
Davox Corp. (a)  53,700  1,202
Dialogic Corp. (a)  214,400  8,013
  18,083
COMPUTER SERVICES & SOFTWARE - 7.2%
Affiliated Computer Services, Inc. Class A (a)  115,400  4,053
America Online, Inc. (a)  180,100  14,408
Brio Technology, Inc.   600  7
BMC Software, Inc. (a)  65,800  6,156
CSG Systems International, Inc. (a)  118,800  5,405
Ciber, Inc. (a)  224,200  7,287
Computer Learning Centers, Inc. (a)  359,600  4,315
Compuware Corp. (a)  325,000  15,884
E Trade Group, Inc. (a)  236,100  5,888
Equifax, Inc.   67,000  2,592
HBO & Co.   220,600  13,195
Keane, Inc. (a)  458,300  23,030
Pegasus Systems, Inc.   30,650  820
Saville Systems Ireland PLC sponsored ADR  55,800  2,783
Scopus Technology, Inc. (a)  120,300  2,256
Security Dynamics Technologies, Inc. (a)  29,900  721
Siebel Systems, Inc. (a)  288,400  7,462
Symantec Corp. (a)  378,900  10,988
Synopsys, Inc. (a)  199,200  8,566
Technology Solutions, Inc. (a)  32,300  1,038
  136,854
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 0.6%
Comverse Technology, Inc. (a)  122,325 $ 5,795
Quantum Corp. (a)  95,600  2,247
Sequent Computer Systems, Inc. (a)  179,700  3,527
  11,569
ELECTRONIC INSTRUMENTS - 1.0%
Elsag Baily Process Automat NV (a)  61,500  1,226
Lam Research Corp. (a)  142,897  4,430
Novellus Systems, Inc. (a)  99,500  4,764
Waters Corp. (a)  170,100  9,100
  19,520
ELECTRONICS - 0.9%
Linear Technology Corp.   181,200  14,587
3Dfx Interactive, Inc.   60,100  1,439
3D Labs, Inc. Ltd. (a)  29,600  418
  16,444
PHOTOGRAPHIC EQUIPMENT - 0.3%
Polaroid Corp.   124,300  5,469
TOTAL TECHNOLOGY   207,939
TRANSPORTATION - 0.2%
AIR TRANSPORTATION - 0.2%
Virgin Express Holdings PLC sponsored ADR  148,700  3,346
UTILITIES - 2.2%
CELLULAR - 0.1%
Mobile Telecommunications Technologies, Inc. (a) 70,600 1,800 ELECTRIC UTILITY - 1.0%
Duke Energy Corp.   122,500  7,090
IPALCO Enterprises, Inc.   134,100  5,842
LG&E Energy Corp.   64,400  1,707
PG&E Corp.   115,300  3,733
  18,372
GAS - 0.1%
Enron Corp.   58,400  2,873
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 1.0%
Comsat Corp., Series 1  78,400 $ 3,165
EXCEL Communications, Inc. (a)  77,200  1,814
LCI International, Inc. (a)  35,400  1,407
U.S. LEC Corp. Class A  21,600  524
WorldCom, Inc. (a)  259,600  11,107
  18,017
TOTAL UTILITIES   41,062
TOTAL COMMON STOCKS
(Cost $1,521,558)   1,845,600
CASH EQUIVALENTS - 2.2%
Taxable Central Cash Fund (b) (Cost $42,459)  42,459,486  42,459
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,564,017)  $ 1,888,059
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,565,358,000. Net unrealized appreciation aggregated $322,701,000 of which $358,505,000 related to appreciated investment securities and $35,804,000 related to depreciated investment securities.
The fund hereby designates approximately $73,541,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,564,017) -                    $ 1,888,059
SEE ACCOMPANYING SCHEDULE

CASH                                                                       32

RECEIVABLE FOR INVESTMENTS SOLD                                            47,273

RECEIVABLE FOR FUND SHARES SOLD                                            5,671

DIVIDENDS RECEIVABLE                                                       654

INTEREST RECEIVABLE                                                        154

OTHER RECEIVABLES                                                          144

 TOTAL ASSETS                                                              1,941,987

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                               $ 38,518

PAYABLE FOR FUND SHARES REDEEMED                                 4,661

ACCRUED MANAGEMENT FEE                                           716

OTHER PAYABLES AND ACCRUED EXPENSES                              541

 TOTAL LIABILITIES                                                         44,436

NET ASSETS                                                                $ 1,897,551

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 1,400,963

UNDISTRIBUTED NET INVESTMENT INCOME                                        10

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                         172,536
ON INVESTMENTS AND FOREIGN CURRENCY TANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  324,042

NET ASSETS, FOR 100,944 SHARES OUTSTANDING                                $ 1,897,551

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $18.80
SHARE ($1,897,551 (DIVIDED BY) 100,944 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                   $ 8,558
DIVIDENDS

INTEREST                                                             3,475

 TOTAL INCOME                                                        12,033

EXPENSES

MANAGEMENT FEE                                            $ 9,389
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    24

TRANSFER AGENT FEES                                        3,735

ACCOUNTING FEES AND EXPENSES                               628

NON-INTERESTED TRUSTEES' COMPENSATION                      7

CUSTODIAN FEES AND EXPENSES                                59

REGISTRATION FEES                                          261

AUDIT                                                      54

LEGAL                                                      7

MISCELLANEOUS                                              8

 TOTAL EXPENSES BEFORE REDUCTIONS                          14,172

 EXPENSE REDUCTIONS                                        (525)     13,647

NET INVESTMENT INCOME (LOSS)                                         (1,614)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     278,121

 FOREIGN CURRENCY TRANSACTIONS                             (24)      278,097

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON              275,780
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                      553,877

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 552,263
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         APRIL 30,     APRIL 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ (1,614)     $ 2,558
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 278,097       191,856

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     275,780       (102,264)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          552,263       92,150
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (752)         (3,338)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (157,007)     (137,083)

 TOTAL DISTRIBUTIONS                                      (157,759)     (140,421)

SHARE TRANSACTIONS                                        2,015,319     1,492,515
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            153,508       137,693

 COST OF SHARES REDEEMED                                  (1,767,175)   (1,941,066)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          401,652       (310,858)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 796,156       (359,129)

NET ASSETS

 BEGINNING OF PERIOD                                      1,101,395     1,460,524

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 1,897,551   $ 1,101,395
INCOME OF $10 AND $2,799, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     118,438       101,183

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  9,563         9,326

 REDEEMED                                                 (104,070)     (132,008)

 NET INCREASE (DECREASE)                                  23,931        (21,499)




FINANCIAL HIGHLIGHTS
                                     YEARS ENDED APRIL 30,         THREE MONTH   YEAR ENDED
                                                                   PERIOD ENDED  JANUARY 31,
                                                                   APRIL 30,

                                    1998      1997     1996      1995            1995 H
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 14.30   $ 14.83  $ 12.01   $ 10.78         $ 10.00
OF PERIOD

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)        (.02) D   .03 D    .11 E     .02            -

 NET REALIZED AND UNREALIZED         6.30      .73      3.49      1.23           .92
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    6.28      .76      3.60      1.25           .92

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.01)     (.03)    (.06)     -              -

 FROM NET REALIZED GAIN              (1.77)    (1.26)   (.72)     (.02)          (.14)

 TOTAL DISTRIBUTIONS                 (1.78)    (1.29)   (.78)     (.02)          (.14)

NET ASSET VALUE, END OF PERIOD      $ 18.80   $ 14.30  $ 14.83   $ 12.01         $ 10.78

TOTAL RETURN B, C                    46.55%    5.03%    30.84%    11.61%         9.27%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 1,898   $ 1,101  $ 1,461   $ 459           $ 138
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .90%      1.00%    1.02%     1.27% A        1.63% A
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .86% F    .96% F   1.00% F   1.22% A, F     1.61% A, F
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME       (.10)%    .17%     1.01%     .95% A         (.03)% A
(LOSS) TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              132%      155%     179%      163% A         190% A

AVERAGE COMMISSION RATE G           $ .0428   $ .0411


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H FOR THE PERIOD MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) TO
JANUARY 31, 1995.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Mid-Cap Stock Fund(the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,208,203,000 and $1,987,105,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .60% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $481,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $500,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $18,000, respectively, under these arrangements. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid-Cap Stock Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Fidelity MidCap Stock Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the three month period ended April 30, 1995, and for the period March 29, 1994 (commencement of operations) to January 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Fidelity Mid-Cap Stock Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the three month period ended April 30, 1995, and for the period March 29, 1994 (commencement of operations) to January 31, 1995, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE 6/9/97 12/8/97 6/8/98

RECORD DATE 6/6/97 12/5/97 6/5/98

DIVIDENDS $ .01 - -

SHORT-TERM
CAPITAL GAINS $ .29 $ .81 $ .81

LONG-TERM
CAPITAL GAINS $ .43 $ .24 $ .37

LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 100.00% 52.73% 51.62%
 20% rate - 47.27% 48.38%
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
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Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
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Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
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